EX-99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Rudolf J. Hanley, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Date: 01/10/17

/s/ Rudolf Hanley
Rudolf J. Hanley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Stanley C. Hollen, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Date: 1/10/17

/s/ Stanley C. Hollen
Stanley C. Hollen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gary Oakland, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Date: 01/10/17

/s/ Gary Oakland
Gary Oakland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, James F. Regan, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Date: 01/10/17

/s/ J. Regan
James F. Regan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Julie A. Renderos, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Date: 1/10/17

/s/ Julie Renderos
Julie A. Renderos

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Date: 01/10/17

/s/ Wendall A. Sebastian
Wendall A. Sebastian

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Michael D. Steinberger, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Date: 01/10/17

/s/ Michael D. Steinberger
Michael D. Steinberger

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, Jonathan K. Jeffreys, hereby constitutes and appoints Jay Johnson, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.

Date: 01/10/17

/s/ Jonathan Jeffries
Jonathan K. Jeffries